(Multicurrency-Cross Border)

SCHEDULE

to the

Master Agreement

dated as of Janaury 26 ~~,~~ 2007

between

DEUTSCHE BANK AG, NEW YORK BRANCH (“Party A”),

and

HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for PHH Alternative Mortgage Trust, Series 2007-1 (“Party B”)

All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement for PHH Alternative Mortgage Trust, Series 2007-1 dated as of January 1, 2007 among Deutsche Alt-A Securities, Inc., as depositor, Wells Fargo Bank, N. A., as master servicer and securities administrator, and HSBC Bank USA, National Association, as trustee (the “Pooling and Servicing Agreement”).

Part 1: Termination Provisions

In this Agreement:-

(a)

“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v), Not applicable.

Section 5(a)(vi), Not applicable.

Section 5(a)(vii), Not applicable.

Section 5(b)(iv), Not applicable.

and in relation to Party B for the purpose of:

Section 5(a)(v), Not applicable.

Section 5(a)(vi), Not applicable.

Section 5(a)(vii), Not applicable.

Section 5(b)(iv), Not applicable.

(b)

“Specified Transaction” will have the meaning specified in Section 14 of this Agreement.

(c)

Events of Default.

(i)

The “Breach of Agreement” provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

(ii)

The “Credit Support Default” provisions of Section 5(a)(iii) will not apply to Party A , unless Party A has obtained a guarantee or posted collateral following a Collateralization Event or Ratings Event or Party A is required to obtain a guarantee or post collateral following a Collateralization Event or Ratings Event and fails to do so, and will not apply to Party B.

(iii)

The “Misrepresentation” provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

(iv)

The “Default under Specified Transaction” provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

(v)

“Cross Default” provisions of Section 5(a)(vi) will not apply to Party B and will apply to Party A with a Threshold Amount equal to three percent of the applicable Relevant Entity’s Shareholders’ Equity provided, however, that, notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if (A) (I) the default, or other similar event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay or deliver caused by an error or omission of an administrative or operational nature, and (II) funds or the asset to be delivered were available to such party to enable it to make the relevant payment or delivery when due and (III) such payment or delivery is made within three (3) Local Business Days following receipt of written notice from an interested party of such failure to pay, or (B) such party was precluded from paying, or was unable to pay, using reasonable means, through the office of the party through which it was acting for purposes of the relevant Specified Indebtedness, by reason of force majeure, act of State, illegality or impossibility.

“Specified Indebtedness” will have the meaning specified in Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of Party A’s banking business.

(vi)

 “Bankruptcy” provisions of Section 5(a)(vii) will apply to Party A and Party B; provided that clauses (2), (7) and (9) thereof shall not apply to Party B; provided further that clause (4) thereof shall not apply to Party B with respect to proceedings or petitions instituted or presente by Party A or any Affiliate of Party A; provided further that clause (6) shall not apply to Party B to the extent that it refers to (i) any appointment that is contemplated or effected by the Trust Agreement (as defined below) or (ii) any appointment to which Party B has not become subject; and provided further that clause (8) shall not apply to Party B to the extent that clause (8) relates to clauses (2), (4), (6) and (7) (except to the extent that such provisions are not disapplied to Party B).

(iii) “Relevant Entity” means Party A and any guarantor under an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.

(iv) “Shareholders’ Equity” shall mean an amount determined by reference to the relevant party’s most recent consolidated (quarerly, in the case of a U.S. incorporated party) balance sheet and shall include, in the case of a U.S. incorporated party, legal capital, paid-in capital, retained earnings and cumulative translation adjustments.  Such balance sheet shall be prepared in accordance with accounting principles that are generally accepted in such party’s country of organization.

(d)

Termination Events.

(i)

The “Tax Event” provisions of Section 5(b)(ii) will apply to Party A and Party B; provided that Section 5(b)(ii) shall be amended by deleting the words “(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y).”

(ii)

The “Tax Event Upon Merger” provisions of Section 5(b)(iii) will not apply to Party A and will not apply to Party B.  Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

(iii)

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e)    The “Transfer to Avoid Termination Event” provision of Section 6(b)(ii) shall be amended by deleting the words “or if a Tax Event upon Merger occurs and the Burdened Party is the Affected Party.”

 (f)

The “Automatic Early Termination” provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(g)

Payments on Early Termination. For the purpose of Section 6(e) of this Agreement, Market Quotation and the Second Method will apply.

(h)

“Termination Currency” means USD.

(i)

Timing of Party B Termination Payment.  If an amount calculated as being due in respect of an Early Termination Date under Section 6(e) of this Agreement is an amount to be paid by Party B to Party A then, notwithstanding the provisions of Section 6(d)(ii) of this Agreement, such amount will be payable on the Business Day immediately proceeding the first Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii); provided that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, then the payment will be payable on the date determined in accordance with Section 6(d)(ii).

 (j)

Additional Termination Events will apply. Each of the following shall constitute an Additional Termination Event:

(A)

First Rating Trigger Collateral. Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Document and either (A) the Second Rating Trigger Requirements do not apply or (B) less than 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements (as defined below) did not apply.   Party A shall be the sole Affected Party with respect to this Additional Termination Event.

(B)

Second Rating Trigger Replacement.  (A) The Second Rating Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply and (B) (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(f)(ii) below and/or (ii) at least one entity with the First Trigger Required Ratings and/or the Second Trigger Required Ratings has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.   Party A shall be the sole Affected Party with respect to this Additional Termination Event.

The “Second Rating Trigger Requirements” applies when no Relevant Entity has credit ratings at least equal to the Second Trigger Required Ratings.

“Firm Offer” means an offer which, when made, was capable of becoming legally binding upon acceptance.

(C) Ratings Event.  Party A fails to comply with the downgrade provisions as set forth in Part 5(n) under the heading “Ratings Event”, after giving effect to the relevant timeframe specified therein, and (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(e)(ii) below and/or (ii) at least one entity with the Hedge Counterparty Ratings Requirement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance by the offeree) to provide an Eligible Guarantee in respect of all of Party A’s present and future obligations under this Agreement.  For the purpose of the foregoing Termination Event, Party A shall be the sole Affected Party.

(D)

Supplemental Pooling and Servicing Agreement without Party A’s Prior Written Consent. Party B enters into an amendment and or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party.

(E)

Regulation AB.  Party A shall fail to comply with the provisions of Part 5(m) within thirty (30) days after notice has been given thereunder.  Party A shall be the sole Affected Party.

Part 2: Tax Representations

(a)

Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Sections 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction(s) of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)     Payee Tax Representations.

Party A Payee Tax Representations.  For the purpose of Section 3(f), Party A makes the following representations:

It is a “foreign person” within the meaning of the applicable U.S. Treasury Regulations concerning information reporting and backup withholding tax (as in effect on January 1, 2001), unless Party A provides written notice to Party B that it is no longer a foreign person. In respect of any Transaction it enters into through an office or discretionary agent in the United States or which otherwise is allocated for United States federal income tax purposes to such United States trade or business, each payment received or to be received by it under such Transaction will be effectively connected with its conduct of a trade or business in the United States.

Party B Payee Tax Representations.  For the purpose of Section 3(f), Party B makes the following representation:

Party B represents that it is a “United States person” as such term is defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

Part 3:

Agreement to Deliver Documents

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered
Party A and Party B

Subject to Section 4(a)(iii), any document required or reasonably requested to allow the other party to make payments under this Agreement without any deduction or withholding for or on the account of any Tax or with such deduction or withholding at a reduced rate.

(i) promptly upon reasonable demand by either party, (ii) within 30 days of the execution and (iii) promptly upon learning that any such document provided by Party A has become obsolete or incorrect.

(b)

Other Documents to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) representation
Party A and Party B

Any documents required or reasonably requested by the receiving party to evidence authority of the delivering party or its Credit Support Provider, if any, to execute and deliver this Agreement, any Confirmation, any Credit Support Documents or any other document entered into in connection with this Agreement to which it is a party, and to evidence the authority of the delivering party to its Credit Support Provider to perform its obligations under this Agreement, such Confirmation, Credit Support Document and/or any other document entered into in connection with this Agreement, as the case may be.

		Upon execution of this Agreement.	Yes
Party A and Party B

A certificate of an authorized officer of the party, as to the incumbency and authority of the respective officers of the party signing this Agreement, any relevant Credit Support Document, any Confirmation or any other document entered into in connection with this Agreement,, as the case may be.

		Upon execution of this Agreement.	Yes
Party A and Party B	An executed copy of the Disclosure Agreement relating to the Prospectus Supplement	On the date of such Prospectus Supplement	Yes
Party A and Party B	An opinion of counsel to such party reasonably satisfactory in form and substance to the other party.	Upon execution of this Agreement.	No

Part 4: Miscellaneous

(a)

Addresses for Notices. For the purposes of Section 12(a) of this Agreement:

Party A:

Address for notices or communications to Party A for all purposes shall be sent to :

Deutsche Bank AG, New York Branch

60 Wall Street

New York, NY 10005

Attention: N556325N

In addition, with respect to Party A, all notices under Sections 5 or 6 of this Agreement (other than notices under Section 5(a)(i)) shall be sent to:

Deutsche Bank AG, Head Office

Taunusanlage 12

60262 Frankfurt

Germany

Attention: Legal Department

Telex No: 411836 or 416731 or 41233

Answerback: DBF-D

Party B:

Address for notices or communications to Party B:-

HSBC Bank USA, National Association

Corporate Trust

451 Fifth Avenue

New York, NY 10018-2706

Attention: PHH Alternative Mortgage Trust, Series 2007-1

Facsimile No.: (212) 525-1300

With a copy to:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, MD 21045

Attention: Client Manager PHHAM 2007-1

Telephone: 410-884-2000

Facsimile No.: (410) 715-2380

(b)

Process Agent. For the purposes of Section 13(c) of this Agreement:

Party A appoints as its Process Agent: Not Applicable ..

Party B appoints as its Process Agent:  Not Applicable.

(c)

Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)

Multibranch Party. For the purpose of Section 10(c) of this Agreement:

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)

Calculation Agent. The Calculation Agent is Party A; provided however, if an Event of Default occurs and is continuing with respect to Party A, then the Calculation Agent shall be Party B or Party B shall be entitled to appoint a financial institution which would qualify, as a Reference Market-maker to act as Calculation Agent.

(f)

Credit Support Document. Credit Support Document means the credit support annex entered into between Party A and Party B in relation to this Agreement, and with respect to Party A, any Eligible Guarantee, if applicable.

 (g)

Credit Support Provider.

Credit Support Provider means in relation to Party A: (1) Party A in its capacity as a party to the Credit Support Document and (2) the guarantor under any Eligible Guarantee, and in relation to Party B, Party B in its capacity as a party to the Credit Support Document.

 (h)

Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i)

Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply to all Transactions (in each case starting from the date of this Agreement).

(j)

“Affiliate” will have the meaning specified in Section 14 of this Agreement, provided that Party B shall be deemed to have no Affiliates.

(k)

Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-” and (ii) deleting the final paragraph thereof.

(l)

Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party certifies (i) that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(m)

Severability.  If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be illegal, invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the illegal, invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement.

(n)

Notice to Moody’s.  Notwithstanding any other provision of this Agreement, this Agreement shall not be amended, no Early Termination Date shall be effectively designated by Party B, and no transfer of any rights or obligations under this Agreement shall be made (other than a transfer of all of Party A’s rights and obligations with respect to this Agreement in accordance with Part 5(e)(ii) above) unless Moody’s has been given prior written notice of such amendment, designation or transfer.

Part 5: Other Provisions

(a)

Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

(vi)

Eligible Contract Participant. It is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act.

(vii)

Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(viii)

Relationship between Party A and Party B. Each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

(1)

Principal. Party A is acting as principal and not as agent when entering into this Agreement and each Transaction.  Party B is acting not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust.

(2)

Non-Reliance. Party A is acting for its own account and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. Party B is acting not in its individual capacity but solely as Trustee on behalf of the Supplemental Interest Trust.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(3)

Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

(4)

Status of Parties. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

(b)

Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement.

(c)

No Set-off.   Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to set off, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes without limitation, the Master Agreement to which this Schedule is attached, this Schedule and the Confirmation).  Accordingly, the provisions for Set-Off in Section 6(e) of this Agreement shall not apply for purposes of this Transaction.

(d)

No Netting of Payments on Early Termination ..  Notwithstanding any provision of this Agreement or any other existing or future agreements to the contrary, payments on Early Termination determined pursuant to Section 6(e) shall be determined separately for each Transaction under this Agreement and the netting provisions of Section 2(c) of this Agreement shall not apply to such payments.  If due to the inapplicability of Section 2(c) both Parties will be making a Payment on Early Termination pursuant to Section 6(e), either party may at its option and in its sole discretion notify the other party that payments on that date are to be made in escrow.  In this case deposit of the payment by the party giving the notice shall be made with an escrow agent selected by the party giving the notice, accompanied by irrevocable payment instructions (A) to release the deposited payment to the intended recipient upon receipt by the escrow agent of the required deposit of the corresponding payment from the other party by 11:00pm New York Time accompanied by irrevocable payment instructions to the same effect or (B) if the required deposit of the corresponding payment is not made by 11:00pm New York Time, to return the payment deposited to the party that paid it into escrow.  The party that elects to have payments made in escrow shall pay the costs of the escrow arrangements.

(e)

Transfer.

(i) Section 7 of this Agreement shall not apply to Party A and, subject to Section 6(b)(ii) (provided that to the extent Party A makes a transfer pursuant to Section 6(b)(ii) it will provide a prior written notice to the Rating Agencies of such transfer) and Part 5(e)(ii) below, Party A may not transfer (whether by way of security or otherwise) any interest or obligation in or under this Agreement without first satisfying the Rating Agency Condition and without the prior written consent of Party B.

 (ii) Subject to Part 5(n) below, Party A may (at its own cost) transfer all or substantially all of its rights and obligations with respect to this Agreement to any other entity (a “Transferee”) that is an Eligible Replacement through a novation or other assignment and assumption agreement or similar agreement in form and substance reasonably satisfactory to Party B; provided that (A) Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether or not a transfer relates to all or substantially all of Party A’s rights and obligations under this Agreement, (B) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax, (C) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer and (D) Party A receives confirmation from each Rating Agency (other than Moody’s) that transfer to the Transferee does not violate the Rating Agency Condition.  Following such transfer, all references to Party A shall be deemed to be references to the Transferee.

(iii) If an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(e)(ii) above, Party B shall (at Party A’s cost) at Party A’s written request, take any reasonable steps required to be taken by it to effect such transfer.

(iv) Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Part 5(e) will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

(f)

Amendments. Section 9(b) is hereby amended by adding at the end thereof the sentence: “In addition, any amendment or modification of this Agreement shall be subject to the Rating Agency Condition.”

(g)

Amendments to Operative Documents. Party B agrees that it will obtain Party A’s written consent (which consent shall not be unreasonably withheld) prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A’s rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B’s obligations hereunder.

(h)

No Bankruptcy Petition. Party A agrees that it will not, until a period of one year and one day or, if longer the applicable preference period, after the payment in full of all of the Certificates, acquiesce, petition, invoke or otherwise cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, Party B, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law.  This Part 5(h) shall survive the termination of this Agreement.

(i)

Deduction or Withholding for Tax.  The provisions of Section 2(d)(i)(4) will not apply to Party B as Party X therein and 2(d)(ii) will not apply to Party B as Party Y therin and Party B shall not be required to pay any additional amounts referred to therein.

(j)

Consent to Recording.  Each party (i) consents to the recording of the telephone conversations of trading and marketing and/or other personnel of the parties  in connection with this Agreement or any potential Transaction; (ii) agrees to obtain any necessary consent of and give notice of such recording to such personnel of it; and (iii) agrees that recordings may be submitted in evidence in any Proceedings relating to this Agreement.

(k)

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by HSBC Bank USA, National Association not individually or personally but solely as trustee of the Supplemental Interest Trust, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Supplemental Interest Trust is made and intended not as personal representations, undertakings and agreements by HSBC Bank USA, National Association but is made and intended for the purpose of binding only the Supplemental Interest Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of HSBC Bank USA, National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall HSBC Bank USA, National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Supplemental Interest Trust under this Agreement.

 (1)

Trustee’s Representation.  HSBC Bank USA, National Association, as trustee of the Issuer and of the Supplemental Interest Trust, represents and warrants that:

It has been directed under the Pooling and Servicing Agreement to enter into this Agreement and each confirmation evidencing a Transaction hereunder as trustee on behalf of the Issuer and the Supplemental Interest Trust.

(m)

Compliance with Regulation AB.  For purposes of Item 1115 of Subpart 229.1100 – Asset Backed Securities (Regulation AB) (17 C.F.R. §§229.1100 - 229.1123) (“Regulation AB”) under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended and interpreted by the Securities and Exchange Commission and its staff, if DB Structured Products, Inc., as sponsor, or Party B makes a determination, acting reasonably and in good faith, that (x) the applicable "significance percentage" with respect to this Agreement has been or will, within 30 days, be reached, and (y) it has a reporting obligation under the Exchange Act, then Party A shall, within thirty (30) days after notice to that effect, at its sole expense, take one of the following actions (each subject to satisfaction of the Rating Agency Condition): (1) provide (including, if permitted b Regulation AB, provision by reference to reports filed pursuant to the Exchange Act or otherwise publicly available information): (A) the financial data required by Item 301 of Regulation S-K (17 C.F.R. §229.301), pursuant to Item 1115(b)(1); (B) financial statements meeting the requirements of Regulation S-X (17 C.F.R. §§ 210.1-01 through 210.12-29, but excluding 17 C.F.R. § 210.3-05 and Article 11 of Regulation S-X (17 C.F.R. §§ 210.11-01 through 210.11-03)), pursuant to Item 1115(b)(2); or (C) such other financial information as may at the time be required or permitted to be provided in satisfaction of the requirements of Item 1115(b); or (2) deliver collateral (which shall be either USD cash or Permitted Investments) pursuant to an ISDA Credit Support Annex (subject to New York Law) in an amount sufficient to reduce the "significance percentage" below the requirements of Item 1115(b)(1) or of Item 1115(b)(2), respectively (it being understood that if the significance percentage is not so reduced with respect to Item 1115(b)(1) or Item 1115(b)(2), respectively, then Party A shall be required to take the actions set forth in (1) above or (3) below); or (3) secure another entity able to comply with the requirements of Item 1115(b) of Reg AB to replace Party A as party to this Agreement on substantially similar terms, the debt rating of which entity (or guarantor therefor) subject to the Rating Agency Condition.

(n)

Downgrade Provisions.

Second Trigger Failure Condition.  So long as the Second Rating Trigger Requirements apply, Party A shall, at its own expense use commercially reasonable efforts, as soon as reasonably practicable, to either (i) furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that maintains the First Trigger Required Ratings and/or the Second Trigger Required Ratings or (ii) obtain an Eligible Replacement pursuant to Part 5(e) above that assumes the obligations of Party A under this Agreement (through a novation or other assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty.

Collateralization Event.  It shall be a collateralization event (“Collateralization Event”) if (A) either (i) the unsecured, short-term debt obligations of the Relevant Entity are rated below “A-1” by S&P or (ii) if the Relevant Entity does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of a Relevant Entity are rated below “A+” by S&P, or (B) the unsecured, long-term senior debt obligations or financial strength ratings of the Relevant Entity are rated below “A” by Fitch, Inc. (“Fitch”).  For the avoidance of doubt, the parties hereby acknowledge and agree that notwithstanding the occurrence of a Collateralization Event, this Agreement and each Transaction hereunder shall continue to be a Swap Agreement for purposes of the Trust Agreement.  Within 30 calendar days from the date a Collateralization Event has occurred and so long as such Collateralization Event is continuing, Party A shall, at its sole expense, either (i) post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody’s, S&P and Fitch), (ii) upon satisfaction of the Rating Agency Condition, furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement or (iii) obtain an Eligible Replacement that (x) upon satisfaction of the Rating Agency Condition (as defined below), assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to S&P and Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable.

Ratings Event.  It shall be a ratings event (“Ratings Event”) if at any time after the date hereof, the Relevant Entity shall fail to satisfy the Hedge Counterparty Ratings Threshold or the Relevant Entity is no longer rated by S&P.  Within 30 calendar days (or, in the case of a failure to meet the requirements of subparagraph (a) of the definition of “Hedge Counterparty Ratings Threshold”, within 10 Local Business Days) from the date a Ratings Event has occurred and so long as such Ratings Event is continuing, Party A shall, at its sole expense, (i) obtain an Eligible Replacement that (x) upon satisfaction of the Rating Agency Condition, assumes the obligations of Party A under this Agreement (through an assignment and assumption agreement in form and substance reasonably satisfactory to Party B) or (y) having provided prior written notice to S&P and Fitch, replaces the outstanding Transactions hereunder with transactions on identical terms, except that Party A shall be replaced as counterparty; provided that such Eligible Replacement, as of the date of such assumption or replacement, will not, as a result thereof, be required to withhold or deduct on account of tax under the Agreement or the new Transactions, as applicable, and such assumption or replacement will not lead to a Termination Event or Event of Default occurring under the Agreement or new Transactions, as applicable, or (ii) upon satisfaction of the Rating Agency Condition, furnish an Eligible Guarantee of Party A’s obligations under this Agreement from a guarantor that satisfies the Hedge Counterparty Ratings Requirement and (iii) upon the occurrence of a Ratings Event, Party A shall immediately be required to post collateral in an amount required to be posted pursuant to terms of the Credit Support Document (such amount which is the greater of amounts required to be posted by Moody’s, S&P and Fitch).

(o)

Certain Definitions.  Capitalized terms used and not otherwise defined in this Agreement shall have the meaning assigned to such term in the Pooling and Servicing Agreement.

(p)

Additional Definitions. Section 14 is hereby amended by adding the following definitions in their appropriate alphabetical order:

“Eligible Guarantee” means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor’s payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor’s payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

“Eligible Replacement” means a Transferee (as defined in Part 5(e)(ii) herein) (i)(A) with the First Trigger Required Ratings and/or Second Trigger Required Ratings or (B) whose present or future obligations owing to Party B are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with a First Trigger Required Ratings and/or Second Trigger Required Ratings and (ii) with the ratings specified in the definition of Hedge Counterparty Ratings Requirement below.

“First Trigger Required Ratings” means, with respect to an entity, either (i) where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-1” and the entity’s long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A2” or above by Moody’s or (ii) where the entity is not the subject of a Moody’s Short-term Rating, its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A1” or above by Moody’s.

“Hedge Counterparty Ratings Threshold” means, with respect to S&P, (a) the unsecured,  long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least “BBB+” by S&P, and with respect to Fitch, (b) either (i) the unsecured, senior debt obligations or financial strength ratings of Party A (or its Credit Support Provider), are rated at least “BBB+” by Fitch or (ii) the unsecured, short-term debt obligations (if any) of Party A , are rated at least “F2” by Fitch.

“Hedge Counterparty Ratings Requirement” means (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A-1” by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least “A+” by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “A” by Fitch or (ii) the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least “F1” by Fitch. For the purpose of this definition, no direct or indirect recourse against one or more shareholders of the substitute counterparty (or against any Person in control of, or controlled by, or under common control with, any such shareholder) shall be deemed to constitute a guarantee, security or support of the obligations of the substitute counterparty.

“Moody’s” means Moody’s Investor Services, Inc.

“Moody’s Short-term Rating” means a rating assigned by Moody’s under its short-term rating scale in respect of an entity’s short-term, unsecured and unsubordinated debt obligations.

“Rating Agency” means, with respect to any date of determination, each of S&P, Moody’s, or Fitch, to the extent that each such rating agency is then providing a rating for any of the PHH Alternative Mortgage Trust, Series 2007-1 Mortgage Pass-Through Certificates Series 2007-1 (the “Certificates”) or any notes backed by the Certificates (the “Notes”)."

“Rating Agency Condition” means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of the Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of the Certificates (determined without regard to any financial guaranty insurance policy, if applicable).

“Second Trigger Failure Condition” means any time that no Relevant Entity maintains the Second Trigger Required Ratings.

“Second Trigger Required Ratings” means with respect to an entity (A) either where the entity is the subject of a Moody’s Short-term Rating, such entity’s Moody’s Short-term Rating is “Prime-2” or above and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s, and (B) where such entity is not the subject of a Moody’s Short-term Rating, if the entity’s long-term, unsecured and unsubordinated debt or counterparty obligations are rated “A3” or above by Moody’s.

 “S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc.

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date so specified on the first page hereof.

DEUTSCHE BANK AG, NEW YORK BRANCH	HSBC BANK USA, NATIONAL ASSOCIATION, not in its individual or corporate capacity but solely as Trustee for the Supplemental Interest Trust for PHH Alternative Mortgage Trust, Series 2007-1
("Party A")	("Party B")
By: /s / Steven Kessler Name: Steven Kessler Title: Director	By: /s/ Fernando Acebedo Name: Fernando Acebedo Title: Vice President
By: /s/ Kathleen Yohe Name: Kathleen Yohe Title: Vice President